                                                                    EXHIBIT 10.7

                         ESCROW AND WARRANT AGREEMENT

     This Escrow and Warrant Agreement (the "Agreement") is made and entered into as of January 8, 1997 by and among Video City, Inc., a Delaware corporation (formerly known as Prism Entertainment Corporation) (the "Company"); Robert Y. Lee, an individual resident of California, on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (collectively, with the Trust, "Lee" or "grantor"); Ingram Entertainment Inc., a Tennessee corporation ("Ingram") and Loeb & Loeb LLP, a California limited liability partnership ("Escrow Agent") with reference to the following:

                                   RECITALS

     A. Lee Video City, Inc. ("VCI") and the Company have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended by that certain Amendment to Agreement and Plan of Reorganization and Merger, dated December 20, 1996, and that certain Second Amendment to Agreement and Plan of Reorganization and Merger, dated December 24, 1996, with respect to the merger of VCI into the Company (the "Merger").

     B. In connection with the Merger, the Grantor will be issued and own shares of the Common Stock of the Company (the "Common Stock").

     C. Pursuant to that certain Override Agreement dated as of November 19, 1996 (the "Override Agreement"), among the Company, VCI, Lee and Ingram, the Grantor has agreed to grant to Ingram a warrant to purchase the number of fully paid and nonassessable shares ("Shares") of the Common Stock as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1.     Deposit of Shares. Simultaneously with the consummation of the
            -----------------
Merger, the Company, on behalf of the Grantor, will deposit in escrow (the "Escrow") with the Escrow Agent an aggregate of 404,403 Shares (the "Warrant Shares") of Common Stock representing 8.5% of the aggregate number of shares of Common Stock (net of 250,000 shares of Lee that are subject to redemption pursuant to (s) 8.2(g) of the Merger Agreement) issued to the shareholders of VCI pursuant to the Merger. Certificates representing the Warrant Shares shall be issued in the names of the Grantor. Receipt of the Warrant Shares is hereby acknowledged by the Escrow Agent. Escrow Agent shall hold the Warrant Shares as provided in this Agreement. Ingram, Lee and the Grantor understand and agree that the Warrant Shares are
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 "restricted securities" as defined under Rule 144 of the Securities Act of 1933 as amended (the "Securities Act") and the certificate(s) evidencing the Warrant Shares shall bear a legend to the following effect:

               THE SHARES OF COMMON STOCK
          REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED, OR ANY APPLICABLE STATE SECURITIES
          LAWS AND MAY NOT BE TRANSFERRED UNTIL (i) A
          REGISTRATION STATEMENT UNDER SUCH SECURITIES
          ACT OR SUCH APPLICABLE STATE SECURITIES LAWS
          SHALL HAVE BECOME EFFECTIVE WITH REGARD
          THERETO, OR (ii) IN THE OPINION OF COUNSEL
          ACCEPTABLE TO THE COMPANY REGISTRATION
          UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE
          STATED SECURITIES LAWS IS NOT REQUIRED IN
          CONNECTION WITH SUCH PROPOSED TRANSFER.

            2. Grant of Warrant. Grantor hereby grants to Ingram, subject to the
               ----------------
terms set forth below, a warrant (the "Warrant") to purchase the Warrant Shares from the Grantor at any time and from time to time, in whole or in part, but not before 12:01 a.m., Los Angeles, California time, on January 8, 1997 and not after 5:00 p.m., Los Angeles, California time, on January 8, 2002, which date is the expiration date of this Warrant (the "Expiration Date") at an exercise price of $.6085 per share. This Warrant is being granted in substitution for, and in cancellation of, a previous warrant which VCI had granted to Ingram to purchase 8.5% of the aggregate fully diluted capital stock of VCI.


            3. Number of Shares Issuable Upon Exercise of Warrant.
               --------------------------------------------------
          Upon exercise of this Warrant, the holder hereof shall receive, in addition to the number of Warrant Shares which it is entitled to receive hereunder and to the extent the following distributions are otherwise distributed to the Grantor, such additional number of shares of capital stock or other securities or property (other than cash) distributed by the Company from time to time after the original date of this Agreement with respect to the Common Stock which the holder of this Warrant would have received had the holder exercised the Warrant immediately prior to distribution or issuance of any such shares, securities or property by the Company with respect to the number of Warrant Shares. Grantor shall deposit with the Escrow Agent upon receipt thereof all such additional shares of capital stock or other securities or property.

               4. Adjustment for Reorganization, Consolidation, Merger, Etc.
                  ----------------------------------------------------------

          In case of capital reorganization or reclassification of the Common Stock, or in case of any consolidation or merger of the Company with or into any other corporation, or in case of any sale to another corporation of the properties and assets of the Company as or substantially as an entirety, and, with respect to all of the foregoing, to the extent the following right would otherwise inure to the benefit of the Grantor, then, and in each such case, the holder of this Warrant shall have the right to receive upon the exercise hereof, at any time after the consummation of such reorganization, reclassification, consolidation, merger or sale, the kind and amount of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares issuable upon exercise of this Warrant if such number of shares had been held by such holder immediately prior to such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter receivable upon the exercise of this Warrant. The above provisions of this
Section 5 shall similarly apply to successive reclassifications and changes of Common Stock and to successive consolidations, mergers, sales or conveyances. Grantor shall deposit with the Escrow Agent upon receipt thereof all such additional shares of capital stock or other securities or property.

               5. Notice of Dividends, Subscriptions, Reclassifications,
                  ------------------------------------------------------
Consolidations, Merger, Etc.
----------------------------

          In case the Company shall pay any dividend or make any distribution (including a cash dividend) to the holders of its Common Stock, or shall offer for subscription to the holders of its Common Stock or any stock of any class of the Company or any other securities, or in the case of any capital reorganization or reclassification of the capital stock of the Company or a consolidation or merger of the Company with another corporation, or the final dissolution, liquidation or winding up of the Company, or a sale of all or substantially all its assets (whether voluntary or involuntary), then in any one or more of said cases, the Company shall mail (first class, postage prepaid) a notice thereof to the holder of this Warrant at the address of said holder on the records of the Company, at least ten days prior to the date on which the books of the Company shall close (or a record shall be taken) for such dividend, distribution or subscription rights, or such reorganization, reclassification, consolidation, merger, dissolution, liquidation, winding up or sale shall take place, as the case may be. Such notice shall also specify the date as of which stockholders of record shall be entitled to participate in such dividend, distribution or subscription rights or to exchange their Shares for other securities or property pursuant to such reorganization, reclassification, consolidation, or merger, or to receive their respective distributive shares in the event of such dissolution, liquidation, winding up or sale, as the case may be. Such notice shall also set forth a statement of the effect of such action (the extent then known), if any, on the exercise price and on the kind and amount of shares of capital stock and property receivable upon exercise of this Warrant.

               6. Covenants of Grantor.
                  --------------------

          The Grantor covenants and agrees that he will at all times have deposited in Escrow with the Escrow Agent the Warrant Shares, together with such duly executed and endorsed stock powers and other instruments of assignment or transfer relating thereto as the holder hereof may reasonably require to provide for the exercise of the rights represented by this Warrant. Grantor will not seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith carry out all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant.

               7. Warrant Holder Not Deemed a Stockholder
                  ---------------------------------------

          No holder of this Warrant as such shall be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

               8. Exercise of Warrant.
                  -------------------

                    (a) Full Exercise. This Warrant may be exercised in
                        -------------
accordance with Section 2 by the holder of this Warrant by delivering the form of subscription at the end hereof duly executed by such holder, to the Escrow Agent at any time on or prior to 5:00 p.m., Los Angeles, California time, on the Expiration Date, at the principal office of the Escrow Agent accompanied by payment in cash or by certified or official bank check, payable to the order of the Company, of the sum called by Section 2. The Grantor agrees to notify the holder of this Warrant as to any change in the address of the Escrow Agent's principal office.

                    (b) Partial Exercise. This Warrant also may be exercised in
                        ----------------
part in the manner specified in subsection (a) of this Section 8, except that the number of shares of Common Stock or other securities or property receivable upon any subsequent exercise of this Warrant as a whole shall be proportionately reduced.

                    (c) Delivery of Stock Certificates, Etc. As soon as
                        ------------------------------------
practicable after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event with 10 days thereafter, the Escrow Agent at the Grantor's expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, a certificate or certificates for the number of fully paid and non-assessable Warrant Shares or other securities or property to which such holder shall be entitled upon such exercise. No fractional shares will be issued hereunder to any holder hereof; if the number of shares to be issued hereunder includes a fractional amount, such amount shall be automatically rounded up to the next whole number, and the resultant whole number of Warrant Shares shall be issued to the holder, otherwise in accordance herewith.

               9. Transfer of Warrants.
                  --------------------

          Subject to the provisions of Section 3 hereof, upon notice of assignment to the Escrow Agent's principal office, the holder of this Warrant may transfer all or part of its right to the Warrant.

              10. Notices.
                  -------

          All communications hereunder shall be in writing and, if sent to Ingram Entertainment Inc., shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Two Ingram Boulevard, La Vergne, Tennessee 37089, Attention: Chief Financial Officer, and if sent to the Grantor, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Robert Y. Lee, Lee Video City, Inc., 6851 McDivitt Drive, Suite A, Bakersfield, California 93313, and if sent to the Escrow Agent, addressed to the principal office of the Escrow Agent.

              11. Provisions Regarding Escrow Agent. The following provisions
                  ---------------------------------
shall control with respect to the rights, duties and liabilities of the Escrow
Agent:

                    (a) No Responsibility For Validating or Sufficiency. The
                        ------------------------------------------------
Escrow Agent shall have no duty to know or determine the performance or non-performance of any provision of any agreement between the other parties hereto, including, but not limited to, the Override Agreement, and the original or a copy of any such agreement deposited with the Escrow Agent shall not bind the Escrow Agent in any manner. The Escrow Agent assumes no responsibility for the validity or sufficiency of any documents or papers or payments deposited or called for hereunder except as may be expressly and specifically set forth herein, and the duties and responsibilities of the Escrow Agent hereunder are limited to those expressly stated herein.

                    (b) Modification and Amendments. The provisions of this
                        ---------------------------
Agreement may be supplemented, altered, amended modified or revoked only by a writing signed by the Grantor and Ingram and approved in writing by the Escrow Agent.

                    (c) Exculpation of Escrow Agent. The Escrow Agent shall
                        ---------------------------
not be personally liable for any act it may do or omit to do hereunder as such agent while acting in good faith and in the exercise of its own best judgement, and any act done or omitted by it pursuant to the written advice of its own attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall have the right at any time to consult with its counsel upon any question arising hereunder and shall incur no liability for any delay reasonably required to obtain the advice of counsel.

                    (d) Conflicting Notices. Other than those which are
                        -------------------
specifically referred to in this Escrow Agreement, the Escrow Agent is hereby authorized to disregard any and all notices or warnings given by the Grantor or Ingram, or by any other person, firm or corporation, except that the Escrow Agent is hereby expressly authorized to comply with any and all final processes, orders, judgments or decrees of any court. To the extent the Escrow Agent obeys or complies with any process, order, judgment or decree of any court, it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance.

                    (e) Fees and Expenses of Escrow Agent. In consideration of
                        ---------------------------------
the acceptance of this Escrow by the Escrow Agent (as evidenced by its signature below), the Company shall, for itself and its successors and assigns, pay Escrow Agent its reasonable charges, fees, and expenses hereunder.

                    (f) Authority of Signing Parties. The Escrow Agent shall be
                        ----------------------------
under no duty or obligation to ascertain the identity, authority or right of the Grantor, Ingram or the Company (or their agents) to execute or deliver this Agreement or any documents, certificates, or payments deposited, delivered or given hereunder.

                    (g) No Liability for Lapse of Rights. The Escrow Agent
                        --------------------------------
shall not be liable for the lapse of any rights under any statue of limitations or by reason of laches with respect to this Agreement or any funds, securities, documents or papers deposited, delivered or given hereunder.

                    (h) Duties in Event of Dispute. In the event of any dispute
                        --------------------------
among the parties hereto as to any fact or matter relating hereto or to the transactions contemplated in the Override Agreement, the Escrow Agent is instructed that it shall be under no obligation to act except under process or order of court, or if there be no such process or order, until it has filed or caused to be filed an appropriate action impleading the Grantor, Ingram and the Company. the Escrow Agent shall sustain no liability for its failure to act pending such process of court, order or impleader action.

                    (i) Resignation. The Escrow Agent, or any successor Escrow
                        -----------
Agent, may at any time resign by giving notice in writing to the Grantor, the Company and Ingram and shall be discharged from its duties under this Escrow Agreement on the first to occur of the appointment of a successor Escrow Agent as provided in this Section, or the expiration of thirty (30) calendar days after such resignation notice is given. In the event of any such resignation, a successor Escrow Agent shall be appointed within thirty (30) days by the agreement of the Grantor and Ingram. Any successor Escrow Agent shall deliver to the Company, the Grantor and Ingram a written instrument accepting appointment under this Agreement, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive any funds, securities, documents, instruments, certificates, checks, or agreements held by the predecessor Escrow Agent.

                    (j) Replacement. At their option, the Grantor and Ingram
                        -----------
may terminate the appointment of Escrow Agent hereunder and appoint another person as escrow agent in its place. Upon any such appointment, the escrow agent so replaced shall deliver to the successor escrow agent all of the Warrant Shares and such other documents, certificates and agreements held by it hereunder and the successor escrow agent shall assume all rights and duties of "Escrow Agent" hereunder.

                    (k) Waiver of Right to Set-Off. Escrow Agent hereby waives
                        --------------------------
the benefit of, and any right to, any setoff or recoupment or any other claim it may have now or herafter have in or with respect to the Warrant Shares.

                    (l) Discharge. Escrow Agent, having delivered all of the
                        ---------
funds, securities, documents, instruments, checks, certificates or agreements pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.


                    (m) Indemnity. In the event Escrow Agent becomes involved
                        ---------
in litigation in connection with this Escrow Agreement, or any transaction related in any way hereto, the Company, the Grantor and Ingram, jointly and severally, shall indemnify and save the Escrow Agent harmless from all loss, cost, damage, expense and attorneys' fees suffered or incurred by the Escrow Agent as a result thereof, except for any loss, cost, damage, or expense resulting from the Escrow Agent's breach of this Agreement or its willful misconduct or gross negligence.

          12. Return of Warrant Shares. The Escrow Agent shall return to the
              ------------------------
Grantor or their designees all Warrant Shares remaining after the Expiration
Date.

Dated: January 8, 1997
                             /s/ Robert Y. Lee
                             -------------------------------------------
                             Robert Y. Lee, individually

                             /s/ Robert Y. Lee
                             -------------------------------------------
                             Robert Y. Lee, Trustee of the Robert Y. Lee
                             Revocable Living Trust UDT 1/9/91


                             Escrow Agent

                             Loeb & Loeb LLP, a California limited liability partnership

                             By: /s/illegible
                                -----------------------------------------

                             Name:  /s/illegible
                                  ---------------------------------------

                             Title: Partner
                                   --------------------------------------

                             INGRAM ENTERTAINMENT INC.

                             By:  /s/Thomas H. Lunn
                                -----------------------------------------

                             Name: Thomas H. Lunn
                                  ---------------------------------------

                             Title: Vice Chairman
                                   --------------------------------------

                             VIDEO CITY, INC.

                             By: /s/Robert Y. Lee
                                -----------------------------------------

                             Name: Robert Y. Lee
                                  ---------------------------------------

                             Title: CEO
                                   --------------------------------------

                                  ASSIGNMENT

          FOR VALUE RECEIVED [                                           ]
                              -------------------------------------------
hereby sells, assigns and transfers unto [                               ]
                                          -------------------------------
the within Warrant and does hereby irrevocably constitute and appoint
[                                               ], Attorney, to transfer the
 -----------------------------------------------
said Warrant on the books of the within named corporation with full power of substitution in the premises.

Dated: [                ,     ]
        ----------------------

                                    [                                     ]
                                     -------------------------------------
                                     Signature


               NOTICE:     The signature of this assignment must correspond
               with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

                               SUBSCRIPTION FORM

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                    IF IT DESIRES TO EXERCISE THIS WARRANT

                               VIDEO CITY, INC.

To: [ESCROW AGENT]

The undersigned hereby exercises the right to purchase the shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Exercise Price of such shares of Common Stock in full.



                                     ---------------------------------------
                                     Signature



                                     ---------------------------------------
                                     Address



                                     ---------------------------------------
                                     Number of shares of Common Stock Being
                                     Purchased

Dated: [               ,    ]
        --------------------